HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The accompanying unaudited pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Plan of Merger and Stock Purchase Agreement (the “Agreement”) been consummated as of the dates indicated or the results that may be obtained in the future. Included in the unaudited pro forma condensed financial statements are (i) a pro forma condensed balance sheet reflecting the consolidation of Homeland Security Capital Corporation (“HSCC”) and Safety & Ecology Holdings Corporation (“Safety”) as of March 31, 2008, as if the sale of the Series H Convertible Preferred Stock and the Agreement had occurred on March 31, 2008,and (ii) statements of operations of HSCC for the year ended December 31, 2007, and the three months ended March 31, 2008, giving effect to (a) the Agreement by applying the purchase method of accounting, (b) certain adjustments that are directly attributable to the Agreement, and (c) the sale of the Series H Convertible Preferred Stock as if the transaction was consummated January 1, 2007. These unaudited pro forma condensed financial statements and notes thereto should be read in conjunction with HSCC’s consolidated financial statements and the notes thereto as filed with the Security and Exchange Commission for the period ended March 31, 2008 on Form 10-QSB and the consolidated financial statements and notes thereto as filed with the Security and Exchange Commission for the period ended December 31, 2007 on Form 10-KSB.

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
MARCH 31, 2008

ASSETS
	HISTORICAL		Pro Forma
	Homeland Security
	Capital Corporation	Safety & Ecology
	and Subsidiaries	Holdings Corporation	Adjustments		Pro Forma
Current Assets
Cash and cash equivalents	126,787	1,851,289	19,596,954	1	3,078,076
			(18,496,954)	2
Accounts receivable, net	2,501,546	12,310,512	-		14,812,058
Costs in excess of billings on uncompleted contracts	309,717	3,930,641	-		4,240,358
Prepaid expenses and other current assets	92,929	156,674	-		249,603
Total Current Assets	3,030,979	18,249,116	1,100,000		22,380,095

Property and equipment, net	271,360	3,074,023	830,668	3	4,176,051
Deferred financing costs, net	598,782	-	307,282	1	906,064
Notes receivable - related party	479,148	-	-		479,148
Assets held for resale	2,493,572	-	-		2,493,572
Loan receivable - stockholder	-	788,081	(788,081)	1	-
Other non current assets	150,000	28,670	-		178,670
Goodwill and other intangible assets	-	-	5,951,375	2	5,951,375
Total Assets	7,023,841	22,139,890	7,401,244		36,564,975

LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	1,989,510	4,590,259	(691,186)	2	5,888,583
Current portion of long term debt	74,447	1,264,180	(621,053)	2	717,574
Loans payable	-	6,342,730	(6,342,730)	2	-
Notes payable - bank	-	-	3,159,674	1	3,159,674
Notes payable - related party	-	-	1,500,000	1	1,500,000
Derivative liabilities	7,776,529	-	(7,776,529)	4	-
Accrued interest and other liabilities	933,826	2,661,829	(242,641)	2	3,353,014
Billings in excess of costs on uncompleted contracts	11,421	1,052,656	-		1,064,077
Deferred revenue	40,277	-	-		40,277
Total Current Liabilities	10,826,010	15,911,654	(11,014,465)		15,723,199

Long Term Liabilities
Notes payable - net of $1,718,850 discount	-	-	12,220,073	4	12,220,073
Term notes to bank	-	-	1,649,199	1	1,649,199
Note payable	-	18,000	(18,000)	2	-
Debentures payable	10,550,000	-	(10,550,000)	4	-
Debt discount	(4,962,249)	-	4,962,249	4	-
Capital leases	-	1,738,000	(1,738,000)	2	-
Other non-current liabilities	133,707	-	(16,132)	2	117,575
Total Long Term Debt	5,721,458	1,756,000	6,509,389		13,986,847
Total Liabilities	16,547,468	17,667,654	(4,505,076)		29,710,046

Warrants payable - Sehies H Preferred Stock	-	-	3,099,542	1	3,099,542

Stockholders' Equity (DEFICIT)
Preferred Stock	135,808	20	10,935,860	2	11,071,688
Common Stock	48,846	1,071	(1,071)	2	48,846
Treasury stock	-	(42,333)	42,333	2	-
Additional paid-in capital	47,402,553	2,132,681	4,549,540	2	54,084,774
Accumulated Earnings (DEFICIT)	(56,023,358)	2,769,800	(7,108,887)	2	(60,362,445)
Dividends paid	-	(628,736)	628,736	2	-
Other comprehensive loss	(1,087,476)	239,733	(239,733)	2	(1,087,476)
Total Stockholders' Equity (DEFICIT)	(9,523,627)	4,472,236	8,806,778		3,755,387

Total Liabilities and Stockholders' Equity (DEFICIT)	7,023,841	22,139,890	7,401,244		36,564,975

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
THREE MONTHS ENDED MARCH 31, 2008

	HISTORICAL		Pro Forma
	Homeland Security
	Capital Corporation	Safety & Ecology
	and Subsidiaries	Holdings Corporation	Adjustments		Pro Forma

NET SALES	$1,278,317	$14,103,451	$-		$15,381,768
COST OF GOODS SOLD	1,138,754	10,991,337	-		12,130,091
GROSS PROFIT	$139,563	$3,112,114	$-		$3,251,677

OPERATING EXPENSES

Selling, general and administrative expenses	1,321,094	2,905,051	40,450	5	4,266,595

Operating loss	$(1,181,531)	$207,063	$(40,450)		$(1,014,918)

OTHER INCOME (EXPENSE)

Interest expense	$-	$(202,246)	$(446,500)	6	$(648,746)
Amortization of debt offering costs	(100,000)	-	-		(100,000)
Other income	87,249	30,360	-		117,609

Total other expense	$(12,751)	$(171,886)	$(446,500)		$(631,137)

INCOME (LOSS) BEFORE INCOME TAXES (BENEFIT)	$(1,194,282)	$35,177	$(486,950)		$(1,646,055)

PROVISION (BENEFIT) FOR INCOME TAXES	-	-	-		-

NET INCOME (LOSS)	$(1,194,282)	$35,177	$(486,950)		$(1,646,055)

Dividends on Preferred Stock	-	-	(300,000)	8	(300,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(1,194,282)	$35,177	$(786,950)		(1,946,055)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.02)				$(0.04)

BASIC AND DILUTED WEIGHTED AVERAGE OF
COMMON SHARES OUTSTANDING	48,792,464				48,792,464

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED DECEMBER 31, 2007

	HISTORICAL		Pro Forma
	Homeland Security
	Capital Corporation	Safety & Ecology
	and Subsidiaries	Holdings Corporation	Adjustments		Pro Forma

NET SALES	$12,628,183	$50,587,341	$-		$63,215,524
COST OF GOODS SOLD	9,592,926	38,611,758	-		48,204,684
GROSS PROFIT	$3,035,257	$11,975,583	$-		$15,010,840

OPERATING EXPENSES

Selling, general and administrative expenses	4,919,153	11,563,297	271,800	5	16,754,250

Operating loss	$(1,883,896)	$412,286	$(271,800)		$(1,743,410)

OTHER INCOME (EXPENSE)

Interest expense	$(954,846)	$(1,523,432)	$(1,787,800)	6	$(4,266,078)
Amortization of debt discounts, debt offering costs and fair value adjustments	(1,798,930)		(800,000)	7	(2,598,930)
Other income	51,673	99,149	-		150,822

Total other expense	$(2,702,103)	$(1,424,283)	$(2,587,800)		$(6,714,186)

LOSS FROM CONTINUING OPERATION	$(4,585,999)	$(1,011,997)	$(2,859,600)		$(8,457,596)

GAIN ON SALE DISCONTINUED OPERATIONS	1,634,733	-	-		1,634,733

LOSS BEFORE INCOME TAXES (BENEFIT)	$(2,951,266)	$(1,011,997)	$(2,859,600)		$(6,822,863)

PROVISION (BENEFIT) FOR INCOME TAXES	-	-	-		-

NET LOSS	$(2,951,266)	$(1,011,997)	$(2,859,600)		$(6,822,863)

Dividends on Preferred Stock	-	-	(1,200,000)	8	(1,200,000)
Preferred dividends and other beneficial features associated
with preferred stock issuances	-	-	(7,216,332)		(7,216,332)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,951,266)	$(1,011,997)	$(11,275,932)		(15,239,195)

BASIC AND DILUTED LOSS PER COMMON SHARE
Loss per share from continuing operation	$(0.11)				$(0.36)
Income per share from discontinued operation	0.04				0.04

NET BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.07)				$(0.33)

BASIC AND DILUTED WEIGHTED AVERAGE OF
COMMON SHARES OUTSTANDING	43,043,114				43,043,114

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

BASIS OF PRESENTATION

The purchase method of accounting has been used in the preparation of the accompanying unaudited pro forma condensed financial statements. Under this method of accounting, the purchase consideration is allocated to tangible and identifiable intangible assets acquired and liabilities assumed based on their respective fair values. For purposes of the unaudited pro forma condensed consolidated financial statements, the preliminary fair values of Safety’s assets were estimated by Safety’s and HSCC’s management. The final allocation of the purchase price will be determined after the completion of a valuation by an independent appraiser and a comprehensive final evaluation of tangible and identifiable intangible assets acquired (including their estimated useful lives).

Prior to the Agreement, Safety maintained a fiscal year ending June 30. The historical statement of operations for Safety for the year ended December 31, 2007, included herein, reflects the addition of total revenues and net losses of $25,093,710 and $248,209 for the six months ended December 31, 2007 and a deduction of total revenue and net income of $24,857,771 and $728,017 for the six months ended December 31, 2006.

CONSIDERATION

The aggregate consideration for the acquisition of Safety was $10,550,000 in cash, $3,300,000 of HSCC’s Series I Convertible Preferred Stock, convertible into common stock at $0.03 per share, warrants to purchase 22,000,000 of HSCC’s common stock, exercisable at $0.03 per share, and an unsecured promissory note in the amount of $2,000,000. $3,900,000 of the cash consideration was paid to the majority stockholder of Safety at closing. The balance of the cash consideration was used to retire debt ($4,650,000) and retire outstanding preferred stock of Safety ($2,000,000). Of the $3,300,000 in HSCC’s Series I Convertible Preferred Stock, $1,500,000 will be held in escrow for twelve months to offset any indemnification claims or purchase price adjustments pursuant to the Agreement. Of the warrants to purchase 22,000,000 common shares, 10,000,000 will be held in escrow for twelve months to offset any indemnification claims or purchase price adjustments pursuant to the Agreement. The Series I Convertible Preferred Stock and the warrants not held in escrow are available to the majority stockholder and various executive managers of Safety.

HSCC financed the acquisition in part with $6,310,000 in sales of senior secured notes and $6,190,000 in sales of its Series H Convertible Preferred Stock. The aggregate proceeds of these sales were reduced by $850,000 in financing and legal costs.

DETAILS OF THE PRO FORMA ADJUSTMENTS RELATING TO THE SALE OF THE SENIOR SECURED NOTES AND THE SERIES H CONVERTIBLE PREFERRED STOCK AND THE ACQUISITION OF SAFETY ARE AS FOLLOWS:

1.
Reflects the proceeds from the sale of HSCC’s senior secured notes in the amount of $6,310,000, its Series H Convertible Preferred Stock in the amount of $6,190,000, $778,081 proceeds from the repayment of stockholder notes of Safety, $4,808,873 in proceeds from a bank line of credit and $1,500,000 in a note payable to the previous stockholder of Safety.

2.
Reflects the effect of the purchase of Safety on cash balances, deferred financing costs, goodwill, accounts payable, long term debt, loans payable, capital leases, other current and non liabilities, equity accounts and notes payable.

The pro forma financial statements have been prepared on the basis of certain assumptions relating to the allocation of the consideration paid to the acquired assets and liabilities of Safety, based on management’s estimates. The following table is a summary of the preliminary estimate of the total purchase price as of March 31, 2008:

The purchase price consisted of:

Cash paid at closing	$3,900,000
Series I Preferred Stock	3,300,000
Notes payable	2,000,000
Direct acquisition costs	521,000
Liabilities assumed	3,227,000
Fair value of warrants issued	176,000

Total	$13,124,000

The purchase price was allocated as follows:

Current assets	$18,724,000
Property, plant and equipment	4,034,000
Other assets	29,000
Goodwill and other intangible assets	5,951,000

Total assets acquired	$28,738,000

Current liabilities	$13,501,000
Long term debt	1,885,000
Other liabilities	228,000

Total liabilities assumed	$15,614,000

Net assets acquired	$13,124,000

3.	Reflects the adjustment of the carrying value of fixed assets to estimated fair value.

4.
Reflects the restructuring of HSCC’s outstanding convertible debentures, deferred financing costs, debt discount and corresponding derivative liabilities associated with previous financing arrangements.

5.
Reflects amortization expense of intangibles for $271,800 for the year ended December 31, 2007 and $40,450 for the three months ended March 31, 2008. Pro forma adjustments assume the Agreement was effective January 1, 2007. Included in the Safety statement of operations for the three months ended March 31, 2008 are the months of January, February and March 2008.

6.
Reflects interest expense of $90,000 and $1,697,800 respectively, on the $1,500,000, 6% promissory note payable to the selling stockholder and interest expense on the portion of the senior secured notes sold to fund, in part, the acquisition ($6,310,000), for the year ended December 31, 2007. Reflects interest expense of $22,500 and $424,000 respectively, on the $1,500,000, 6% promissory note payable to the selling stockholder and interest expense on the portion of the senior secured notes sold to fund, in part, the acquisition ($6,310,000), for the three months ended March 31, 2008. Pro forma adjustments assume Agreement were effective January 1, 2007. Included in the Safety statement of operations for the three months ended March 31, 2008 are the months of January, February and March 2008.

7.
Reflects the amortization of debt offering costs for the year ended December 31, 2007. Pro forma adjustments assume the Agreement were effective January 1, 2007. Included in the Safety statement of operations for the three months ended March 31, 2008 are the months of January, February and March 2008.

8.
Reflects dividends on the portion of the Series H Convertible Preferred Stock sold to fund, in part, the acquisition ($6,190,000). Dividends for the year ended December 31, 2007 would have been $1,200,000. Dividends for the three months ended March 31, 2008 would have been $300,000. Pro forma adjustments assume the Agreement were effective January 1, 2007. Included in the Safety statement of operations for the three months ended March 31, 2008 are the months of January, February and March 2008.